UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2009

Date of reporting period: December 1, 2008 — May 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Semiannual Report
5|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Yield
Advantage Fund

Semiannual Report

5 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	11

Expenses	13

Portfolio turnover	15

Your fund’s management	16

Terms and definitions	17

Trustee approval of management contract	18

Other information for shareholders	23

Financial statements	24

Message from the Trustees

Dear Fellow Shareholder:

Following many months of painful losses, the stock market finally reversed course this spring and posted solid gains. Returns in the fixed-income area have been more mixed, with Treasuries losing ground but corporate and high-yield debt rebounding. We are pleased to report that, in many instances, Putnam mutual fund performance has also been strong in recent months, demonstrating the power of active portfolio management and the substantial efforts of an investment team infused with new talent and a singular focus.

Putnam Investments and the Board of Trustees continue to evolve during this exciting time of renewal. After several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 1, 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

In other developments at Putnam, Walter C. Donovan, a 25-year investment industry veteran, has joined the firm as Chief Investment Officer. Mr. Donovan will oversee a reinvigorated investment organization strengthened by the recent arrival of several industry-leading senior portfolio managers, research analysts, and traders.

Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade

Aaa	Investment

Aa, A	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

High-yield bonds can offer greater income potential than other types of bonds.

Performance
snapshot

Average annual total return (%) comparison as of 5/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, withoutwhich returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which postdates the 3/25/86 date of the fund’s class A shares.

Interview with your
fund’s Portfolio Manager

Paul Scanlon

Paul, how did the fund perform during the six months ended May 31, 2009?

The fund benefited from a strong rally in the high-yield market and posted a very strong absolute return of 26.82% during the period. This beat the 24.55% average registered by the fund’s Lipper peer group, High Current Yield Funds, but underperformed its benchmark, the JPMorgan Developed High Yield Index, which rose 31.21%.

What factors helped the high-yield market post such strong returns over the past six months?

It’s important to look back over the last year to help frame 2009’s strong performance. A sharp decline in the high yield market due to the deterioration of the U.S. economy, a downturn in corporate business fundamentals, and very negative market technicals had characterized 2008. In this environment, high-yield spreads rose to a historically wide level of 1,900 basis points in mid-December. This spread widening resulted from massive market dislocations and illiquidity that hampered all asset classes, and arose despite relatively low default rates. From that peak through the end of the period, yield spreads narrowed by about 800 basis points as the trajectory of the economy became clearer and investors reentered the asset class. This spread tightening, which has been the most dramatic move I’ve seen in my career, led to very strong performance for high-yield bonds. The market

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/09. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 17.

recovery resulted from more positive investor sentiment amid signs of stabilization in the U.S. economy, with the more economically sensitive and riskier segments of high yield performing best.

Why did the fund underperform its benchmark during the period?

The fund had been defensively positioned over the last 18 months. While this helped relative performance as the market sold off in 2008, the bias toward higher-quality bonds hurt relative performance as the high-yield market rallied dramatically and lower-quality and distressed segments within high yield performed best. From a sector perspective, an underweight to financials, many of which are fallen angels, hurt relative performance. In addition, underweighting housing and services — two economically sensitive areas that outperformed as the market rallied —detracted further. Conversely, overweighting the energy, health-care, cable TV, and wireless telecommunications sectors helped the fund’s relative performance. Finally, our allocation to floating-rate bank loans issued on behalf of high-yield companies also bolstered returns, as loans as an asset class outperformed bonds during the period.

What strategy did you pursue during the six-month period?

We remained overweight in the upper credit-quality tiers of the high-yield market. We are skeptical about lower-rated issues because, like many market participants, we believe that defaults are poised to further increase and feel that recovery values — what an investor can expect to get back in the event of a bankruptcy — are going to test record lows. We also maintained a significant stake in bank loans, which we had purchased at very attractive valuations when they tumbled in 2007 and 2008. At this point in the credit cycle, the loans offered the additional benefit of being higher in a company’s capital structure and by being secured by the assets of the company. Both of these attributes help

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/09. Holdings will vary over time.

Coupon (%) and
HOLDING (percentage of fund’s net assets)	maturity date	Sector/industry

NRG Energy, Inc. (1.0%)	7 3/8%, 2016	Utilities and power/Power producers
Freeport-McMoRan Copper &	8 3/8%, 2017	Basic materials/Metals
Gold, Inc. (0.8%)
HCA, Inc. (0.8%)	9 1/4%, 2016	Health care/Health care
Intelsat Bermuda, Ltd. (Bermuda) (0.8%)	11 1/4%, 2016	Communication services/
Telecommunications
Energy Future Holdings Corp. (0.6%)	3 7/8%, 2014	Utilities and power/Electric utilities
Peabody Energy Corp. (0.6%)	7 3/8%, 2016	Energy/Coal
Arch Western Finance, LLC (0.6%)	6 3/4%, 2013	Energy/Coal
Qwest Corp. (0.6%)	8 7/8%, 2012	Communication services/Regional Bells
EchoStar DBS Corp. (0.6%)	6 3/8%, 2011	Consumer cyclicals/Broadcasting
Chesapeake Energy Corp. (0.6%)	7 1/2%, 2013	Energy/Oil and gas

an investor recoup a higher recovery value than high-yield bonds, which are lower in the issuer’s capital structure, in the event of a default. At the sector level, we were overweight in issuers in less economically cyclical sectors, such as energy, health care, cable TV, and wireless. Underweights were held in financials, housing, and services.

Which holdings detracted from performance relative to the benchmark?

We underweighted real estate finance company Residential Capital [ResCap] because of our concerns that the housing market would continue to struggle going forward. However, the company is a subsidiary of General Motors Acceptance Corp. [GMAC], the financing arm of General Motors. During the period, GMAC received a significant capital infusion from the U.S. Treasury, making it much less likely that ResCap would default, and these expectations buoyed results. Our underweight to the bond constrained relative performance, and we sold the holding prior to the end of the period. Another holding that underper-formed was magazine and supermarket tabloid publisher American Media, which encountered problems due to declining advertising and circulation trends. As a result, the firm went through an out-of-court restructuring, causing its bonds to fall in price. However, we believe that the issue still has good relative value, and we continue to hold the bonds.

Which investments contributed to returns?

We believe that the role of the high-yield manager is not only to decide which issues to own, but also to choose which part of the issuer’s capital structure to invest in. For example, cable TV company Charter Communications restructured its debt by converting some of its bonds into equity shares during the period. Our investments in Charter were in a part of its capital structure that benefited performance, as the bonds we held had a greater equity cushion due to restructuring, which

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

caused the price of the issues to rise. An overweight allocation to GMAC also buoyed performance. As I mentioned earlier, at the end of December, GMAC received significant capital from the federal government, a move that made default less likely and caused the issue’s price to rise dramatically.

Paul, what’s your outlook?

I believe the economy will remain weak, but the worst part of the economic contraction is likely behind us and there have been recent signs of slowing in the pace of decline and some stabilization. Despite the plunge in economic activity that began last fall, first-quarter corporate earnings, though still weak, surprised to the upside of greatly diminished expectations. We expect the default rate to rise more, although we believe that we are now closer to the peak in the current default cycle. Although high-yield bond prices have rallied year-to-date, valuations still remain very attractive on a historical basis, especially in the highest-quality tier of the high-yield market. Market technicals — that is, issues of supply and demand — have improved markedly, as new issuance has resumed at the same time that additional funds have been flowing into the asset class.

Against this varied backdrop, we believe the higher-quality tiers of our market offer the most value, particularly as the credit cycle turns and defaults increase. From a sector perspective, we anticipate remaining overweight in groups offering stable businesses and valuable physical assets, including energy, cable TV, health care, wireless telecom, and utilities. At the same time, we’ll look to underweight economically sensitive areas, such as chemicals, financials, housing, forest products, technology, retail, and services.

Thanks for taking the time to speak with us today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

IN THE NEWS

Citigroup and General Motors Corp. were removed from the Dow Jones Industrial Average (DJIA) on June 1, 2009. Citigroup was dropped due to its substantial restructuring process, and General Motors because of its bankruptcy, an automatic disqualifier for DJIA membership. Dow Jones & Company, which manages the average, announced that the two companies were replaced by Travelers Companies and Cisco Systems. The DJIA, which consists of 30 stocks, is a widely cited measure of U.S. stock market performance. When the index was introduced 113 years ago, it included just 12 industrial companies. In 1928, it expanded to 30 stocks, and a divisor was introduced to adjust for the effects of stock splits, stock distributions, and stock substitutions. Index components change on a regular basis for varying reasons; the most recent modification occurred in September 2008, when Kraft Foods replaced American International Group. General Electric is the only stock in the current DJIA that was part of the original index in 1896.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.82%	6.63%	5.92%	5.92%	6.02%	6.02%	6.53%	6.38%	6.56%	6.99%

10 years	46.75	40.92	35.75	35.75	36.22	36.22	43.97	39.21	43.65	52.06
Annual average	3.91	3.49	3.10	3.10	3.14	3.14	3.71	3.36	3.69	4.28

5 years	22.18	17.35	17.83	16.16	17.66	17.66	20.86	16.86	21.04	23.82
Annual average	4.09	3.25	3.34	3.04	3.31	3.31	3.86	3.17	3.89	4.37

3 years	3.08	–1.04	0.92	–1.51	0.85	0.85	2.40	–0.89	2.67	3.85
Annual average	1.02	–0.35	0.31	–0.51	0.28	0.28	0.79	–0.30	0.88	1.27

1 year	–9.32	–13.01	–9.96	–14.09	–9.95	–10.77	–9.53	–12.49	–9.46	–9.20

6 months	26.82	21.71	26.54	21.54	26.66	25.66	26.90	22.66	26.96	27.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 5/31/09

		Lipper High Current Yield Funds
	JPMorgan Developed High Yield Index	category average*

Annual average (life of fund)	—†	6.07%

10 years	53.36%	32.94
Annual average	4.37	2.49

5 years	18.65	11.12
Annual average	3.48	1.81

3 years	0.88	–4.27
Annual average	0.29	–1.80

1 year	–9.75	–12.32

6 months	31.21	24.55

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/09, there were 475, 460, 389, 335, 205, and 27 funds, respectively, in this Lipper category.

† This index began operations on 12/31/94.

Fund price and distribution information For the six-month period ended 5/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.230		$0.215	$0.217	$0.224		$0.226	$0.236

Capital gains	—		—	—	—		—	—

Total	$0.230		$0.215	$0.217	$0.224		$0.226	$0.236

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/08	$4.05	$4.22	$3.99	$3.98	$4.05	$4.19	$4.05	$4.15

5/31/09	4.87	5.07	4.80	4.79	4.88	5.04	4.88	5.00

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	8.62%	8.28%	8.00%	8.02%	8.36%	8.10%	8.36%	8.64%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	8.94	8.51	8.43	N/A	8.81	9.05	9.55

Current 30-day SEC yield [3]
(without expense limitation)	N/A	8.92	8.48	8.40	N/A	8.78	9.02	9.52

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.94%	6.75%	6.03%	6.03%	6.13%	6.13%	6.64%	6.49%	6.67%	7.10%

10 years	51.18	45.12	39.63	39.63	40.15	40.15	47.99	43.24	47.61	56.51
Annual average	4.22	3.79	3.39	3.39	3.43	3.43	4.00	3.66	3.97	4.58

5 years	24.42	19.54	19.79	18.10	19.78	19.78	22.82	18.79	22.99	26.02
Annual average	4.47	3.63	3.68	3.38	3.68	3.68	4.20	3.50	4.23	4.73

3 years	5.75	1.53	3.38	0.89	3.25	3.25	4.85	1.47	5.10	6.48
Annual average	1.88	0.51	1.11	0.30	1.07	1.07	1.59	0.49	1.67	2.11

1 year	–4.39	–8.23	–5.19	–9.52	–5.16	–6.03	–4.82	–7.86	–4.76	–4.23

6 months	25.35	20.44	25.09	20.09	24.90	23.90	25.18	21.11	25.24	25.62

Fund’s annual operating expenses For the fiscal year ended 11/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual fund operating expenses	1.13	1.88	1.88	1.38	1.38	0.88

* Reflects Putnam Management’s decision to contractually limit expenses through 11/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

13

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from December 1, 2008, to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.45	$10.67	$10.68	$7.86	$7.87	$5.04

Ending value (after expenses)	$1,268.20	$1,265.40	$1,266.60	$1,269.00	$1,269.60	$1,270.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2009, use the following calculation method. To find the value of your investment on December 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.74	$9.50	$9.50	$6.99	$6.99	$4.48

Ending value (after expenses)	$1,019.25	$1,015.51	$1,015.51	$1,018.00	$1,018.00	$1,020.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

Average annualized expense
ratio for Lipper peer group*	1.15%	1.90%	1.90%	1.40%	1.40%	0.90%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam High Yield Advantage Fund	34%	48%	46%	33%	53%

Lipper High Current Yield Fund
category average	81%	83%	83%	73%	95%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norman Boucher and Robert Salvin.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2009, and May 31, 2008.

Trustee and Putnam employee fund ownership

As of May 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$216,000	$36,000,000

Putnam employees	$2,594,000	$357,000,000

Other Putnam funds managed by the Portfolio Managers

Paul Scanlon is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Diversified Income Trust, Putnam Floating Rate Income Fund, Putnam High Yield Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Manager of Putnam Floating Rate Income Fund and Putnam High Yield Trust.

Robert Salvin is also a Portfolio Manager of Putnam Convertible Income-Growth Trust, Putnam Floating Rate Income Fund, Putnam High Income Securities Fund, and Putnam High Yield Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 79th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	11th

Three-year period	8th

Five-year period	15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 455, 388, and 334 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-year, five-year, and ten-year periods ended June 30, 2009, were 33%, 9%, and 25%, respectively. Over the one-year, five-year, and ten-year periods ended June 30, 2009, your fund ranked 150th out of 462, 28th out of 333, and 49th out of 202 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/09 (Unaudited)

CORPORATE BONDS AND NOTES (80.0%)*	Principal amount		Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$1,230,000	$1,125,450

Lamar Media Corp. 144A sr. notes 9 3/4s, 2014		280,000	288,400

Vertis, Inc. company guaranty sr. sec. notes Ser. A,
zero %, 2012 ‡‡		542,138	41,338

			1,455,188
Automotive (2.5%)
Dana Corp. escrow sr. notes 5.85s, 2015 (In default) †		2,135,000	214

Ford Motor Credit Co., LLC notes 7 7/8s, 2010		3,200,000	3,045,862

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		3,695,000	3,380,925

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010		2,790,000	2,664,450

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009		1,345,000	1,311,827

Ford Motor Credit Corp. sr. notes 7 1/4s, 2011		205,000	176,909

Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		2,135,000	1,974,875

Tenneco, Inc. sr. unsec. notes company guaranty 8 1/8s, 2015		775,000	569,625

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	125,000	90,092

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$2,095,000	1,466,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		550,000	404,250

			15,085,529
Basic materials (8.0%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018		2,345,000	2,186,713

AK Steel Corp. company guaranty sr. unsec. notes 7 3/4s, 2012		1,270,000	1,193,800

Aleris International, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		1,905,000	7,144

Aleris International, Inc. company guaranty sr. unsec. sub. notes
10s, 2016 (In default) †		1,090,000	4,088

Builders FirstSource, Inc. company guaranty sr. notes FRN
5.133s, 2012		1,675,000	741,188

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 3.32s, 2013 (Netherlands)		1,165,000	768,900

Compass Minerals International, Inc. 144A sr. notes 8s, 2019		1,385,000	1,371,150

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014		995,000	1,007,143

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		5,150,000	5,137,125

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		2,030,000	2,035,075

Georgia-Pacific Corp. sr. unsec. unsub. notes 9 1/2s, 2011		1,900,000	1,952,250

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		2,007,000	2,057,175

Graphic Packaging International Corp sr. notes 8 1/2s, 2011		1,770,000	1,752,300

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014		875,000	376,250

Huntsman International, LLC company guaranty sr. unsec.
sub. notes Ser. Regs 6 7/8s, 2013	EUR	1,060,000	936,245

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 7 7/8s, 2014		$660,000	452,100

International Paper Co. sr. unsec. notes 9 3/8s, 2019		770,000	758,450

International Paper Co. sr. unsec. notes 7.4s, 2014		2,085,000	2,056,807

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount		Value

Basic materials cont.
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		$540,000	$170,100

Metals USA, Inc. sec. notes 11 1/8s, 2015		1,645,000	1,237,863

Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		1,875,000	712,500

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		2,235,000	2,223,825

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		670,000	680,137

Nalco Co. 144A sr. notes 8 1/4s, 2017		365,000	366,825

NewPage Holding Corp. sr. unsec. unsub. notes FRN
8.579s, 2013 ‡‡		625,796	68,838

Norske Skog Canada, Ltd. company guaranty Ser. D, 8 5/8s,
2011 (Canada)		2,031,000	1,183,058

Novelis, Inc. company guaranty 7 1/4s, 2015		1,995,000	1,311,713

Rio Tinto Finance USA LTD company guaranty sr. unsec. notes
8.95s, 2014 (United Kingdom)		555,000	596,464

Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	470,000	611,068

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$2,287,000	1,555,160

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		310,000	285,200

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		2,900,000	2,472,250

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		1,085,000	924,963

Stone Container Corp. sr. notes 8 3/8s, 2012		1,960,000	617,400

Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035 (Canada)		820,000	534,320

Teck Resources, Ltd. 144A sr. sec. notes 10 3/4s, 2019 (Canada)		1,265,000	1,301,369

Teck Resources, Ltd. 144A sr. sec. notes 10 1/4s, 2016 (Canada)		1,905,000	1,928,813

Teck Resources, Ltd. 144A sr. sec. notes 9 3/4s, 2014 (Canada)		1,585,000	1,577,075

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		1,530,000	872,100

Verso Paper Holdings, LLC./Verso Paper, Inc. 144A sr. sec. notes
11 1/2s, 2014		635,000	590,550

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
11 3/8s, 2016		855,000	350,550

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. sec. notes FRN Ser. B, 4.778s, 2014		860,000	464,400

Verso Paper Holdings, LLC/Verso Paper, Inc. sec. notes
9 1/8s, 2014		2,430,000	1,445,850

			48,876,294
Broadcasting (1.6%)
Clear Channel Communications, Inc. sr. unsec. notes 7.65s, 2010		610,000	268,400

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014		285,000	44,175

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016		1,315,000	1,272,263

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
6 3/8s, 2015		3,145,000	2,861,950

EchoStar DBS Corp. sr. notes 6 3/8s, 2011		3,700,000	3,575,125

Univision Communications, Inc. 144A company guaranty unsec.
notes zero %, 2015 ‡‡		1,460,000	452,600

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		2,105,000	1,515,600

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount		Value

Broadcasting cont.
Young Broadcasting, Inc. company guaranty sr. sub. notes 8 3/4s,
2014 (In default) †		$395,000	$1,481

Young Broadcasting, Inc. company guaranty sr. unsec. sub. notes
10s, 2011 (In default) †		1,142,000	8,565

			10,000,159
Building materials (1.2%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012		2,970,000	2,509,650

Masco Corp. sr. unsec. unsub. notes 6 1/8s, 2016		1,185,000	967,820

NTK Holdings, Inc. sr. unsec. disc. notes stepped-coupon zero %
(10 3/4s, 9/1/09), 2014 ††		1,765,000	174,294

Owens Corning, Inc. company guaranty sr. unsec. notes
6 1/2s, 2016		1,655,000	1,439,951

Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013		715,000	614,900

Texas Industries, Inc. 144A company guaranty sr. unsec. notes
7 1/4s, 2013		360,000	309,600

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec. notes 10s, 2013		345,000	223,388

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014		3,495,000	926,175

			7,165,778
Cable television (1.9%)
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014		710,000	599,950

Cablevision Systems Corp. sr. unsec. notes Ser. B, 8s, 2012		2,010,000	1,974,825

CCH I Holdings, LLC company guaranty sr. unsec. unsub. notes
12 1/8s, 2015 (In default) †		25,000	250

CCH I, LLC sec. notes 11s, 2015 (In default) †		2,792,000	321,080

CCH II, LLC sr. unsec. notes 10 1/4s, 2010 (In default) †		290,000	287,100

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010 (In default) †		3,205,000	3,140,900

CCO Holdings LLC/CCO Holdings Capital Corp. sr. unsec. notes
8 3/4s, 2013 (In default) †		1,075,000	983,625

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		2,145,000	2,069,925

CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014		405,000	402,975

Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012		1,730,000	1,749,463

			11,530,093
Capital goods (5.0%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,810,000	2,606,275

Allied Waste North America, Inc. company guaranty sr. unsub.
sec. notes 7 7/8s, 2013		355,000	361,213

Baldor Electric Co. company guaranty 8 5/8s, 2017		1,670,000	1,528,050

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018		2,970,000	2,806,650

Berry Plastics Corp. company guaranty sr. notes FRN
5.881s, 2015		1,745,000	1,494,156

Bombardier, Inc. 144A sr. unsec. notes FRN 4.406s,
2013 (Canada)	EUR	870,000	1,023,545

Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012 (Canada)		$1,530,000	1,407,600

Crown Americas, LLC/Crown Americas Capital Corp. sr. notes
7 5/8s, 2013		1,960,000	1,911,000

General Cable Corp. company guaranty sr. unsec. notes FRN
3.583s, 2015		1,900,000	1,539,000

Hawker Beechcraft Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		1,770,000	548,700

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount		Value

Capital goods cont.
Hawker Beechcraft Acquisition Co., LLC sr. unsec. notes
8 1/2s, 2015		$200,000	$84,000

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		1,720,000	1,556,600

L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		2,985,000	2,716,350

L-3 Communications Corp. company guaranty sr. unsec. sub.
notes 6 1/8s, 2014		725,000	667,000

L-3 Communications Corp. company guaranty sr. unsec. sub.
notes 5 7/8s, 2015		575,000	511,750

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,185,000	2,737,762

Owens-Brockway Glass Container, Inc. company guaranty
6 3/4s, 2014	EUR	695,000	913,422

Ryerson Tull, Inc. company guaranty sr. sec. notes 12 1/4s, 2015		$1,635,000	1,103,625

TD Funding Corp. company guaranty 7 3/4s, 2014		1,780,000	1,717,700

Terex Corp. company guaranty 7 3/8s, 2014		1,750,000	1,605,625

Titan International, Inc. company guaranty 8s, 2012		2,150,000	1,849,000

			30,689,023
Coal (1.2%)
Arch Western Finance, LLC company guaranty sr. sec. notes
6 3/4s, 2013		4,165,000	3,790,150

Peabody Energy Corp. company guaranty 7 3/8s, 2016		4,020,000	3,829,050

			7,619,200
Commercial and consumer services (1.6%)
Aramark Corp. company guaranty 8 1/2s, 2015		3,210,000	3,061,538

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		1,820,000	1,779,050

Expedia, Inc. sr. unsec. notes company guaranty 7.456s, 2018		550,000	528,000

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016		1,430,000	1,337,050

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,985,000	1,955,225

Travelport LLC company guaranty 11 7/8s, 2016		390,000	202,800

Travelport LLC company guaranty 9 7/8s, 2014		1,125,000	708,750

			9,572,413
Conglomerates (0.2%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014 (acquired 11/3/08,
cost $1,283,500) ‡		1,510,000	1,464,700

			1,464,700
Consumer (0.6%)
Jostens IH Corp. company guaranty 7 5/8s, 2012		2,040,000	2,009,400

Yankee Acquisition Corp. company guaranty Ser. B, 8 1/2s, 2015		2,680,000	2,023,400

			4,032,800
Consumer staples (5.1%)
Archibald Candy Corp. company guaranty 10s,2009 (In default) † F		415,457	6,416

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		1,475,000	1,054,625

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 5/8s, 2014		965,000	689,975

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014		2,060,000	1,709,800

Chiquita Brands International, Inc. sr. unsec. unsub. notes
8 7/8s, 2015		290,000	246,500

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015 (In default) † ‡‡		57,853	15,620

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. notes
7 1/4s, 2017	$275,000	$256,438

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	2,715,000	2,531,738

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	2,625,000	2,638,125

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	1,965,000	2,102,550

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	2,645,000	2,221,800

Hertz Corp. company guaranty 8 7/8s, 2014	2,310,000	2,102,100

Jarden Corp. company guaranty 7 1/2s, 2017	3,185,000	2,755,025

Jarden Corp. sr. unsec. 8s, 2016	605,000	585,338

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	655,000	584,588

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	2,178,000	2,134,440

Rite Aid Corp. company guaranty 9 1/2s, 2017	1,885,000	1,225,250

Rite Aid Corp. sec. notes 7 1/2s, 2017	180,000	141,300

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	945,000	746,550

Sealy Mattress Co. 144A sr. sec. notes 10 7/8s, 2016	1,400,000	1,435,000

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	410,000	352,600

Smithfield Foods, Inc. sr. unsec. notes Ser. B, 7 3/4s, 2013	1,420,000	1,072,100

Spectrum Brands, Inc. company guaranty 7 3/8s, 2015
(In default) †	1,990,000	1,009,925

Spectrum Brands, Inc. sr. unsec. sub. notes company guaranty
sr. unsec. sub. notes stepped-coupon 12 1/2s (12 3/4s, 10/2/09),
2013 (In default) † †† ‡‡	1,370,000	664,450

Supervalu, Inc. sr. unsec. notes 8s, 2016	1,010,000	989,800

Tyson Foods, Inc. 144A sr. unsec. notes 10 1/2s, 2014	1,185,000	1,256,100

United Rentals NA, Inc. company guaranty 6 1/2s, 2012	555,000	518,925

		31,047,078
Energy (oil field) (1.8%)
Complete Production Services, Inc. company guaranty 8s, 2016	1,440,000	1,166,400

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	3,400,000	2,805,000

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	955,000	838,013

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014	2,220,000	1,953,600

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	1,036,482	1,054,102

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	1,890,000	1,882,913

Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015	1,480,000	355,200

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 5/8s, 2019	605,000	682,790

		10,738,018
Entertainment (0.7%)
AMC Entertainment, Inc. company guaranty 11s, 2016	431,000	433,155

Cinemark, Inc. sr. unsec. disc. notes 9 3/4s, 2014	775,000	786,625

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	1,840,000	1,490,400

Universal City Development Partners, Ltd. sr. unsec. unsub. notes
11 3/4s, 2010	1,470,000	1,411,200

		4,121,380

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Financials (3.0%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	$2,455,000	$1,644,850

FireKeepers Development Authority 144A sr. sec. notes
13 7/8s, 2015	275,000	247,500

GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010	400,000	383,368

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	380,000	339,220

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7 3/4s, 2010	1,961,000	1,872,755

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7 1/4s, 2011	1,285,000	1,169,350

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7s, 2012	1,473,000	1,288,875

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2012	3,786,000	3,274,890

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2011	655,000	586,225

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 3/4s, 2014	1,553,000	1,296,755

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2012	1,013,000	876,245

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
FRN 2.868s, 2014	156,000	117,000

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	555,000	344,100

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014	320,000	240,000

iStar Financial, Inc. sr. unsec. unsub. notes 8 5/8s, 2013 R	355,000	177,500

iStar Financial, Inc. sr. unsec. unsub. notes 5.65s, 2011 R	885,000	495,600

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	510,000	452,625

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,460,000	1,126,025

Liberty Mutual Group 144A company guaranty jr. sub. notes FRB
10 3/4s, 2058	815,000	510,877

Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	1,195,000	639,325

Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	245,000	175,175

Universal City Florida Holding Co. sr. unsec. notes FRN
5.778s, 2010	1,110,000	793,650

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.758s, 2014	330,000	180,675

		18,232,585
Gaming and lottery (1.8%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	1,250,000	887,500

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,020,000	795,600

Harrah’s Operating Co., Inc. company guaranty sr. sec. notes
Ser. A144, 10s, 2018	2,712,000	1,810,260

Harrahs Operating Escrow, LLC/Harrahs Escrow Corp. 144A
sr. sec. notes 11 1/4s, 2017	640,000	620,800

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	14,000	10,850

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	1,995,000	778,050

MGM Mirage, Inc. company guaranty 6 3/4s, 2013	345,000	229,425

MGM Mirage, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	830,000	531,200

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	260,000	267,800

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Gaming and lottery cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015	$1,250,000	$1,043,750

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	2,357,000	2,298,075

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †	1,600,000	576,000

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015
(In default) †	3,905,000	468,600

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	1,155,000	988,969

		11,306,879
Health care (9.2%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	1,985,000	2,029,663

Community Health Systems, Inc. company guaranty 8 7/8s, 2015	2,505,000	2,476,819

DaVita, Inc. company guaranty 6 5/8s, 2013	2,025,000	1,898,438

Elan Finance PLC/Elan Finance Corp. company guaranty 7 3/4s,
2011 (Ireland)	2,975,000	2,722,125

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015	1,245,000	1,288,575

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	1,393,000	1,333,798

HCA, Inc. sr. sec. notes 9 1/4s, 2016	5,145,000	5,054,963

HCA, Inc. sr. sec. notes 9 1/8s, 2014	3,525,000	3,463,313

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	930,000	906,750

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	515,000	515,000

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	1,600,000	1,564,000

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	2,585,000	2,197,250

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	660,000	645,150

Omnicare, Inc. company guaranty 6 3/4s, 2013	185,000	167,888

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	514,000	466,455

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	2,195,000	1,975,500

Psychiatric Solutions, Inc. 144A sr. sub. notes 7 3/4s, 2015	505,000	454,500

Select Medical Corp. company guaranty 7 5/8s, 2015	3,210,000	2,535,900

Service Corporation International debs. 7 7/8s, 2013	1,185,000	1,131,675

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	2,005,000	1,844,600

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	2,790,000	2,524,950

Sun Healthcare Group, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2015	1,575,000	1,553,344

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	1,540,000	1,232,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	1,290,000	1,032,000

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
10s, 2018	2,250,000	2,351,250

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
9s, 2015	1,985,000	2,024,700

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	655,000	558,388

US Oncology, Inc. company guaranty 9s, 2012	2,915,000	2,915,000

US Oncology, Inc. company guaranty sr. unsec. sub. notes
10 3/4s, 2014	265,000	252,413

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	3,436,000	3,367,280

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Health care cont.
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	$3,150,000	$3,244,500

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	690,000	646,875

		56,375,062
Homebuilding (0.6%)
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes
Ser. MTN, 6s, 2011	675,000	649,688

Meritage Homes Corp. company guaranty 6 1/4s, 2015	1,490,000	1,121,225

Meritage Homes Corp. sr. notes 7s, 2014	245,000	191,100

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014 R	3,860,000	1,418,550

		3,380,563
Lodging/Tourism (0.7%)
FelCor Lodging LP company guaranty 9s, 2011 R	955,000	816,525

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	450,000	387,000

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	2,445,000	2,347,200

Seminole Hard Rock Entertainment, Inc. 144A sr. sec. notes FRN
3.82s, 2014	1,100,000	748,000

		4,298,725
Media (1.6%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	930,000	802,125

Affinion Group, Inc. company guaranty 10 1/8s, 2013	1,770,000	1,663,800

Affinity Group, Inc. sr. sub. notes 9s, 2012	1,765,000	992,813

Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	100,000	85,250

Interpublic Group of Companies, Inc. (The) sr. unsec. unsub. notes
FRN 2.883s, 2010	510,000	469,200

Liberty Media, LLC sr. notes 5.7s, 2013	680,000	579,700

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	845,000	836,550

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014	1,700,000	1,619,250

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
sr. unsec. sub. disc. notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	2,060,000	1,318,400

NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	930,000	897,450

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	250,000	238,935

		9,503,473
Oil and gas (8.7%)
Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	444,000	255,300

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	1,310,000	754,888

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	220,000	182,050

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	400,000	395,000

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	3,815,000	3,567,025

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	3,650,000	1,825,000

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	2,015,000	1,873,950

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	2,360,000	1,498,600

Denbury Resources, Inc. company guaranty 7 1/2s, 2013	179,000	171,840

Denbury Resources, Inc. company guaranty sr. sub. notes
9 3/4s, 2016	330,000	336,600

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Oil and gas cont.
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	$2,045,000	$1,932,525

Encore Acquisition Co. sr. sub. notes 6s, 2015	2,295,000	1,893,375

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	250,000	230,000

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	2,890,000	2,629,900

Ferrellgas LP/Finance 144A sr. notes 6 3/4s, 2014	175,000	159,250

Forest Oil Corp. sr. notes 8s, 2011	3,105,000	3,089,475

Harvest Operations Corp. sr. notes 7 7/8s, 2011	2,350,000	1,974,000

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes
7 3/4s, 2015	1,225,000	1,053,500

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	270,000

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	860,000	771,850

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,230,000	2,971,600

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	620,000	427,800

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	1,405,000	948,375

Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014	1,350,000	1,350,849

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	2,150,000	2,112,375

PetroHawk Energy Corp. 144A sr. notes 10 1/2s, 2014	455,000	466,375

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	1,340,000	998,300

Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)	1,920,000	1,603,200

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	365,000	340,363

Plains Exploration & Production Co. company guaranty 7s, 2017	3,065,000	2,666,550

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	480,000	350,400

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	565,000	471,775

Range Resources Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017	420,000	399,000

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,300,000	1,863,000

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
FRN 4.833s, 2014	675,000	533,459

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	2,115,000	1,787,175

Targa Resources, Inc. company guaranty sr. unsec. notes
8 1/2s, 2013	3,215,000	2,298,725

Whiting Petroleum Corp. company guaranty 7s, 2014	2,530,000	2,264,350

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,430,000	2,101,950

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	730,000	708,100

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	1,395,000	1,360,125

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	700,000	700,378

		53,588,352
Publishing (0.3%)
American Media, Inc. sr. unsec. sub. notes company guaranty
8 7/8s, 2011 F	85,000	28,539

American Media, Inc. 144A company guaranty sr. unsec. sub.
notes 8 7/8s, 2011 F	11,090	3,723

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Publishing cont.
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)
(In default) †	$1,356,600	$379,848

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	1,110,000	796,425

Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	410,000	363,875

Reader’s Digest Association, Inc. (The) company guaranty
sr. unsec. sub. notes 9s, 2017	1,980,000	79,200

		1,651,610
Regional Bells (1.4%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	1,005,000	922,088

Citizens Communications Co. notes 9 1/4s, 2011	1,660,000	1,720,175

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	940,000	918,850

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	140,000	128,800

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	3,555,000	3,581,663

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,135,000	862,600

Qwest Corp. 144A sr. unsec. notes 8 3/8s, 2016	400,000	393,000

Valor Telecommunications Enterprises LLC/Finance Corp.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2015	200,000	197,000

		8,724,176
Retail (1.9%)
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	1,355,000	650,400

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 11 1/8s, 2014	1,705,000	1,236,125

Dollar General Corp. company guaranty sr. unsec. notes
10 5/8s, 2015	1,045,000	1,105,088

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 5.698s, 2014	2,930,000	2,358,650

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013	1,355,000	475,944

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.668s, 2012	385,000	136,194

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	1,490,000	812,050

Michaels Stores, Inc. company guaranty 10s, 2014	890,000	640,800

Neiman-Marcus Group, Inc. company guaranty sr. unsec. notes
9s, 2015 ‡‡	2,955,321	1,581,097

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	1,125,000	1,243,125

United Auto Group, Inc. company guaranty 7 3/4s, 2016	1,690,000	1,301,300

		11,540,773
Technology (3.4%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	985,000	721,513

Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	5,000	3,325

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	1,735,000	1,552,825

Avago Technologies Finance company guaranty sr. unsec. sub. notes
11 7/8s, 2015 (Singapore)	390,000	358,114

Avago Technologies Finance company guaranty sr. unsec. notes
10 1/8s, 2013 (Singapore)	855,000	821,869

Avago Technologies Finance company guaranty FRN 6.168s,
2013 (Singapore)	7,000	5,915

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	1,140,000	1,111,500

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount		Value
Technology cont.
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		$1,605,000	$1,253,906

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015		570,000	438,900

First Data Corp. company guaranty sr. unsec. notes 9 7/8s, 2015		1,195,000	812,600

Flextronics International, Ltd. sr. unsec. sub. notes 6 1/4s,
2014 (Singapore)		690,000	617,550

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
8 7/8s, 2014		5,150,000	2,317,500

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub.
notes 10 1/8s, 2016		272,000	72,080

Iron Mountain, Inc. company guaranty 8 3/4s, 2018		155,000	150,738

Iron Mountain, Inc. company guaranty 8 5/8s, 2013		785,000	786,963

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		1,430,000	1,322,750

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029		210,000	119,700

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †		1,235,000	4,631

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		1,040,000	582,400

Seagate Technology Hdd Holdings company guaranty 6.8s, 2016		1,065,000	809,711

Seagate Technology International 144A company guaranty
sr. sec. notes 10s, 2014 (Cayman Islands)		590,000	595,900

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		2,407,000	2,184,353

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		3,298,000	3,174,325

Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013		1,235,000	1,059,013

			20,878,081
Telecommunications (6.4%)
American Tower Corp. sr. notes 7 1/2s, 2012		1,020,000	1,039,125

American Tower Corp. sr. unsec. notes 7s, 2017		705,000	680,325

American Tower Corp. 144A sr. unsec. notes 7 1/4s, 2019		570,000	555,750

BCM Ireland Finance Ltd. 144A FRN 6.281s, 2016
(Cayman Islands)	EUR	630,000	356,126

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A sr. sec.
notes 7 3/4s, 2017		$590,000	581,150

Centennial Cellular Operating Co., LLC company guaranty
10 1/8s, 2013		845,000	870,350

Centennial Communications Corp. sr. unsec. notes FRN
6.958s, 2013		420,000	418,950

Crown Castle International Corp. sr. unsec. notes 9s, 2015		610,000	613,050

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)		1,100,000	880,000

Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s, 2012 (Jamaica)		1,545,000	1,475,475

Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)		2,216,000	2,288,020

Intelsat Bermuda, Ltd. company guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)		4,565,000	4,690,538

Intelsat Intermediate Holding Co., Ltd. company guaranty
sr. unsec. notes stepped-coupon zero % (9 1/4s, 2/1/10),
2015 (Bermuda) ††		690,000	622,725

Intelsat Intermediate Holding Co., Ltd. 144A company guaranty
sr. unsec. disc notes stepped-coupon zero % (9 1/2s, 2/1/10),
2015 (Bermuda) ††		2,165,000	1,953,913

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount		Value

Telecommunications cont.
Intelsat Subsidiary Holding Co., Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Bermuda)		$960,000	$945,293

Intelsat Subsidiary Holding Co., Ltd. 144A sr. unsec. notes 8 1/2s,
2013 (Bermuda)		1,275,000	1,249,500

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,520,000	1,968,750

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		265,000	186,494

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		3,445,000	3,457,919

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		2,805,000	2,222,963

Nordic Telephone Co. Holdings ApS 144A sr. sec. bond 8 7/8s,
2016 (Denmark)		455,000	455,000

PAETEC Holding Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2015		1,020,000	923,100

Sprint Capital Corp. company guaranty 7 5/8s, 2011		565,000	557,938

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,560,000	2,492,000

West Corp. company guaranty 9 1/2s, 2014		1,955,000	1,759,500

Wind Acquisition Finance SA notes 9 3/4s, 2015 (Netherlands)	EUR	860,000	1,191,045

Windstream Corp. company guaranty 8 5/8s, 2016		$2,895,000	2,844,338

Windstream Corp. company guaranty 8 1/8s, 2013		2,160,000	2,124,900

			39,404,237
Telephone (0.9%)
Cricket Communications, Inc. company guaranty 9 3/8s, 2014		2,985,000	2,970,075

Cricket Communications, Inc. 144A sr. sec. notes 7 3/4s, 2016		1,005,000	974,850

iPCS, Inc. company guaranty sr. sec. notes FRN 3.153s, 2013		680,000	562,700

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014		805,000	807,013

			5,314,638
Textiles (0.6%)
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		1,135,000	1,066,900

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015		2,590,000	2,499,350

Oxford Industries, Inc. sr. notes 8 7/8s, 2011		305,000	271,450

			3,837,700
Tire and rubber (0.2%)
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015		605,000	577,775

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		800,000	796,000

			1,373,775
Transportation (0.2%)
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		1,455,000	1,273,125

			1,273,125
Utilities and power (7.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020		520,000	457,600

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,065,000	990,450

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		2,102,000	2,133,530

Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012		1,335,000	1,387,814

Ameren Corp. sr. unsec. notes 8 7/8s, 2014		1,325,000	1,359,166

CMS Energy Corp. sr. notes 8 1/2s, 2011		490,000	494,907

CMS Energy Corp. sr. notes 7 3/4s, 2010		1,190,000	1,202,977

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		1,430,000	1,201,384

Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016		555,000	446,775

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016		2,180,000	1,831,200

CORPORATE BONDS AND NOTES (80.0%)* cont.	Principal amount	Value

Utilities and power cont.
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	$755,000	$585,125

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	175,000	147,438

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,920,000	1,298,400

Edison Mission Energy sr. unsec. notes 7s, 2017	45,000	32,625

El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	705,000	553,425

El Paso Corp. sr. unsec. notes 12s, 2013	420,000	462,000

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	798,906

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	3,720,000	3,403,800

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	805,000	809,025

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	230,000	220,800

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	2,010,000	2,004,975

Mirant North America, LLC company guaranty 7 3/8s, 2013	2,960,000	2,834,200

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	495,000	539,338

NiSource Finance Corp. company guaranty sr. unsec. unsub.
notes 6.8s, 2019	1,345,000	1,205,061

NiSource Finance Corp. company guaranty sr. unsec. unsub.
notes 5.4s, 2014	660,000	585,597

NRG Energy, Inc. company guaranty 7 3/8s, 2017	935,000	881,238

NRG Energy, Inc. sr. notes 7 3/8s, 2016	6,535,000	6,151,069

Oncor Electric Delivery Co. sec. bonds 5.95s, 2013	1,930,000	1,967,546

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	2,025,000	2,090,813

Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	485,000	493,483

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	1,940,000	1,910,900

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7.2s, 2011	680,000	695,915

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7s, 2012	1,165,000	1,170,111

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	140,000	132,077

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7 1/2s, 2017	610,000	618,281

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	305,000	267,552

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	1,430,000	1,468,362

Transcontinental Gas Pipeline Corp. sr. unsec. debs. 7 1/4s, 2026	1,055,000	982,844

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	68,000	69,699

		45,886,408
Total corporate bonds and notes (cost $561,453,210)		$489,967,815

SENIOR LOANS (10.5%)* [c]	Principal amount	Value

Automotive (0.4%)
Dana Corp. bank term loan FRN 7 1/4s, 2015	$756,324	$357,633

TRW Automotive, Inc. bank term loan FRN Ser. B, 1.938s, 2014	2,165,000	1,887,159

		2,244,792
Basic materials (0.6%)
Huntsman International, LLC bank term loan FRN Ser. B,
2.178s, 2012	1,709,085	1,450,052

Lyondell Chemical Co. bank term loan FRN 11.425s, 2009	250,000	256,125

NewPage Holding Corp. bank term loan FRN 4.74s, 2014	953,297	766,383

SENIOR LOANS (10.5%)* [c] cont.	Principal amount	Value

Basic materials cont.
Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
2.129s, 2012	$427,785	$398,910

Verso Paper Holdings LLC/Verso Paper, Inc. bank term loan FRN
Ser. B, 3s, 2013	862,570	819,441

		3,690,911
Broadcasting (0.2%)
Univision Communications, Inc. bank term loan FRN Ser. B,
2.879s, 2014	1,850,000	1,260,775

		1,260,775
Capital goods (0.4%)
Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
3.22s, 2014	28,680	16,459

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.689s, 2014	565,785	324,698

Hexcel Corp. bank term loan FRN 6 1/4s, 2014	280,000	277,200

Sensata Technologies BV bank term loan FRN 2.379s, 2013
(Netherlands)	352,502	247,926

Sequa Corp. bank term loan FRN 3.879s, 2014	579,632	436,173

Wesco Aircraft Hardware Corp. bank term loan FRN 6.18s, 2014	570,000	416,100

Wesco Aircraft Hardware Corp. bank term loan FRN 2.68s, 2013	634,000	518,612

		2,237,168
Communication services (0.6%)
Cebridge Connections, Inc. bank term loan FRN 4.911s, 2014	615,000	497,958

Cebridge Connections, Inc. bank term loan FRN Ser. B,
2.397s, 2013	249,364	224,774

Charter Communications, Inc. bank term loan FRN 5 1/4s, 2014	1,275,000	920,869

Fairpoint Communications, Inc. bank term loan FRN Ser. B,
5 3/4s, 2015	1,785,559	1,252,123

Mediacom Communications Corp. bank term loan FRN Ser. C,
1.79s, 2015	1,192,698	1,066,471

		3,962,195
Consumer cyclicals (2.8%)
Allison Transmission, Inc. bank term loan FRN Ser. B, 3.147s, 2014	2,382,911	1,837,820

Building Materials Holdings Corp. bank term loan FRN 5.658s, 2014	1,170,000	986,700

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	1,856,714	1,406,461

Citadel Communications bank term loan FRN Ser. B, 2.953s, 2014	760,000	347,067

Dex Media West, LLC/Dex Media Finance Co. bank term loan FRN
Ser. B, 7s, 2014	400,000	326,333

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.629s, 2014	822,935	169,289

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.629s, 2014	307,065	63,168

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.32s, 2014	238,636	141,989

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.476s, 2014	136,136	81,001

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2011	1,423,100	1,312,810

Lear Corp. bank term loan FRN 3.161s, 2013	2,150,230	1,422,736

Navistar Financial Corp. bank term loan FRN 4.333s, 2012	940,000	783,893

Navistar International Corp. bank term loan FRN 3.678s, 2012	2,585,000	2,155,706

Neiman Marcus Group, Inc. (The) bank term loan FRN Ser. B,
2.629s, 2013	570,000	400,306

Six Flags Theme Parks bank term loan FRN 2.879s, 2015	3,037,348	2,306,216

Thomas Learning bank term loan FRN Ser. B, 2.898s, 2014	1,900,000	1,482,891

SENIOR LOANS (10.5%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Travelport bank term loan FRN Ser. B, 3.215s, 2013	$49,559	$36,162

Travelport bank term loan FRN Ser. DD, 2.879s, 2013	378,779	278,538

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	3,524,169	1,070,956

United Components, Inc. bank term loan FRN Ser. D, 3.21s, 2012	194,222	157,320

Visteon Corp. bank term loan FRN Ser. B, 4 1/4s, 2013	675,000	246,544

VNU Group BV bank term loan FRN Ser. B, 2.382s,
2013 (Netherlands)	275,000	242,129

		17,256,035
Consumer staples (0.6%)
Dole Food Co., Inc. bank term loan FRN Ser. B, 7.965s, 2013	211,188	209,538

Dole Food Co., Inc. bank term loan FRN Ser. C, 7.974s, 2013	786,906	780,759

Dole Food Co., Inc. bank term loan FRN Ser. C, 1.139s, 2013	120,499	119,558

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
3.129s, 2014	1,359,413	1,148,461

Rite-Aid Corp. bank term loan FRN Ser. B, 2.379s, 2014	118,800	95,634

RSC Equipment Rental, Inc. bank term loan FRN 4.129s, 2013	1,665,000	1,215,450

		3,569,400
Financials (0.1%)
Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.379s, 2014	455,400	325,232

		325,232
Gaming and lottery (0.1%)
Isle of Capri Casinos, Inc. bank term loan FRN 2.97s, 2014	641,552	542,112

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 2.97s, 2014	203,121	171,637

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 2.178s, 2014	256,621	216,845

		930,594
Health care (1.5%)
Bausch & Lomb, Inc. bank term loan FRN Ser. B, 4.47s, 2015	363,217	315,999

Bausch & Lomb, Inc. bank term loan FRN Ser. DD, 4.206s, 2015 U	91,954	80,000

Biomet, Inc. bank term loan FRN Ser. B, 4.142s, 2015	546,922	513,628

Community Health Systems, Inc. bank term loan FRN Ser. B,
3.447s, 2014	1,562,515	1,386,377

Community Health Systems, Inc. bank term loan FRN Ser. DD,
2.879s, 2014	81,539	72,347

Fenwal Controls of Japan, Ltd. bank term loan FRN 3.506s,
2014 (Japan)	423,008	321,839

Fenwal Controls of Japan, Ltd. bank term loan FRN Ser. DD,
3.506s, 2014 (Japan)	47,101	35,836

Health Management Associates, Inc. bank term loan FRN
2.97s, 2014	1,713,877	1,479,933

Healthsouth Corp. bank term loan FRN Ser. B, 3.129s, 2013	1,461,563	1,342,202

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
6.289s, 2014	2,449,602	1,751,466

Select Medical Corp. bank term loan FRN Ser. B, 2.716, 2012	330,000	295,020

Surgical Care Affiliates, Inc. bank term loan FRN Ser. B,
3.22s, 2015	288,001	244,081

United Surgical Partners International, Inc. bank term loan FRN
2.69s, 2014	1,282,984	1,148,271

		8,986,999

SENIOR LOANS (10.5%)* [c] cont.	Principal amount	Value

Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.261s, 2013	$252,175	$175,262

Realogy Corp. bank term loan FRN Ser. B, 4.177s, 2013	936,650	650,972

		826,234
Oil and gas (0.2%)
Quicksilver Resources, Inc. bank term loan FRN 7 3/4s, 2013	580,768	569,153

Targa Resources, Inc. bank term loan FRN 2.879s, 2012	398,362	368,200

Targa Resources, Inc. bank term loan FRN Ser. C, 0.754s, 2012	229,325	211,962

		1,149,315
Retail (0.3%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 2.854s, 2013	580,000	402,375

Dollar General Corp. bank term loan FRN Ser. B1, 3.475s, 2013	1,275,000	1,193,947

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.879s, 2013	774,121	552,851

		2,149,173
Technology (0.8%)
Compucom Systems, Inc. bank term loan FRN 3.93s, 2014	595,933	512,502

First Data Corp. bank term loan FRN Ser. B1, 2.879s, 2014	2,706,426	1,984,149

First Data Corp. bank term loan FRN Ser. B3, 2.879s, 2014	1,572,670	1,153,947

Flextronics International, Ltd. bank term loan FRN Ser. B, 3.381s,
2014 (Singapore)	225,363	180,516

Flextronics International, Ltd. bank term loan FRN Ser. B, 2.879s,
2014 (Singapore)	784,262	628,194

Freescale Semiconductor, Inc. bank term loan FRN 12 1/2s, 2014	573,398	420,014

Freescale Semiconductor, Inc. bank term loan FRN Ser. B,
2.168s, 2013	470,534	288,594

		5,167,916
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	130,000	132,763

		132,763
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.07s, 2010	2,664,000	2,227,354

		2,227,354
Utilities and power (1.4%)
Calpine Corp. bank term loan FRN Ser. B, 4.095s, 2014	2,732,468	2,358,036

Energy Future Holdings Corp. bank term loan FRN Ser. B2,
3.882s, 2014	5,601,640	3,856,729

Energy Future Holdings Corp. bank term loan FRN Ser. B3,
3.882s, 2014	3,260,350	2,228,449

		8,443,214
Total senior loans (cost $77,783,601)		$64,560,070

CONVERTIBLE BONDS AND NOTES (3.2%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$822,000	$238,380

Advanced Micro Devices, Inc. cv. sr. unsec. notes 5 3/4s, 2012	1,025,000	636,781

ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014 (Luxembourg)	620,000	785,850

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	865,000	844,846

General Cable Corp. cv. company guaranty sr. unsec. notes
1s, 2012	855,000	674,381

CONVERTIBLE BONDS AND NOTES (3.2%)* cont.	Principal amount	Value

General Growth Properties, Inc. 144A cv. sr. notes 3.98s, 2027
(In default) † R	$1,425,000	$491,625

International Game Technology 144A cv. sr. unsec.
notes 3 1/4s, 2014	845,000	948,766

Interpublic Group of Companies, Inc. (The) cv. sr. unsec. notes
4 1/4s, 2023	1,055,000	929,719

Jazz Technologies, Inc. cv. company guaranty 8s, 2011	20,000	5,800

Lamar Advertising Co. cv. sr. unsec. unsub. notes Ser. B,
2 7/8s, 2010	1,015,000	933,800

Leap Wireless International, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	795,000	636,000

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	2,930,000	2,402,600

Massey Energy Co. cv. company guaranty sr. unsub. notes
3 1/4s, 2015	3,212,000	2,139,995

Maxtor Corp. cv. sr. debs. 2 3/8s, 2012	1,220,000	989,725

NII Holdings, Inc. cv. unsec. notes 3 1/8s, 2012	175,000	130,813

NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2012	998,000	746,005

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	2,155,000	1,715,919

Regal Entertainment Group 144A cv. sr. unsec. notes 6 1/4s, 2011	570,000	542,925

Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	1,147,000	642,320

Transocean, Inc. cv. sr. unsec. notes Ser. C, 1 1/2s, 2037
(Switzerland)	1,620,000	1,421,550

Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	1,310,000	735,238

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	1,265,000	978,794

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec. sub. notes
7s, 2014	353,000	133,258

Total convertible bonds and notes (cost $19,967,974)		$19,705,090

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	$3,901,050	$1,188,790
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	6,684,836	1,393,180

Total asset-backed securities (cost $2,040,547)		$2,581,970

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (0.1%)*	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, May 1, 2033 [i]	$548,604	$572,512

Total U.S. government agency mortgage obligations
(cost $572,512)		$572,512

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Argentina (Republic of) bonds FRB 1.597s, 2013	$2,000,000	$508,000

Total foreign government bonds and notes (cost $770,000)		$508,000

MORTGAGE-BACKED SECURITIES (0.1%)*	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A Ser. 00-1, Class G,
6.131s, 2033	$1,025,000	$300,663

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,000,000	60,000
Ser. 04-1A, Class K, 5.45s, 2040	365,000	18,250
Ser. 04-1A, Class L, 5.45s, 2040	165,000	6,600

Total mortgage-backed securities (cost $2,152,767)		$385,513

SHORT-TERM INVESTMENTS (3.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	22,708,294	$22,708,294

U.S. Treasury Bills for an effective yield of 0.70%,
December 17, 2009 ##	$250,000	249,037

Total short-term investments (cost $22,957,331)		$22,957,331

TOTAL INVESTMENTS

Total investments (cost $687,697,942)		$601,238,301

Key to holding’s currency abbreviations

EUR	Euro
Key to other fixed-income security abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
MTN	Medium Term Notes

* Percentages indicated are based on net assets of $612,522,268.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2009 was $1,464,700, or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security was pledged and segregated with the custodian for collateral on certain derivative contracts at May 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at May 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At May 31, 2009, liquid assets totaling $3,414,658 have been designated as collateral for open swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at May 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$1,833,535	$1,736,354	6/17/09	$97,181

Total				$97,181

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$7,188,880	$6,807,041	6/17/09	$(381,839)

Total				$(381,839)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%,
11/15/11	Ba2	$—	$400,000	9/20/12	350 bp	$(9,027)

Visteon Corp., 7%,
3/10/14	—	(179,297)	675,000	9/20/13	(500 bp)	455,109

Citibank, N.A.
Lear Corp., T/L
Bank Loan	—	—	370,000	6/20/13	(225 bp)	153,638

Lear Corp., T/L
Bank Loan	Caa1	—	370,000	6/20/13	700 bp	(134,856)

Credit Suisse International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	495,000	6/20/09	165 bp	(4,533)

Deutsche Bank AG
Nalco Co., 7.75%,
11/15/11	Ba2	—	370,000	12/20/12 363 bp		(11,991)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Caa1	—	255,000	6/20/12	230 bp	(117,523)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	255,000	6/20/13	595 bp	(93,316)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	$—	$50,000	6/20/09	190 bp	$(317)

Nalco Co., 7.75%,
11/15/11	Ba2	—	405,000	9/20/12	330 bp	(12,722)

Nalco Co., 7.75%,
11/15/11	Ba2	—	530,000	3/20/13	460 bp	2,904

UBS, AG
Meritage Homes
Corp., 7%, 5/1/14	—	—	1,270,000	9/20/13	(760 bp)	(22,595)

Total						$204,771

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at May 31, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement. The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$22,708,294	$—

Level 2	575,909,359	(79,887)

Level 3	2,620,648	—

Total	$601,238,301	$(79,887)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of May 31, 2009:
	Investment in securities	Other financial instruments

Balance as of November 30, 2008	$1,926,296	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	(39,458)	—

Change in net unrealized appreciation/(depreciation)	1,060,388	—

Net purchases/sales	(8,840)	—

Net transfers in and/or out of Level 3	(317,738)	—

Balance as of May 31, 2009	$2,620,648	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/09 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $664,989,648)	$578,530,007
Affiliated issuers (identified cost $22,708,294) (Note 6)	22,708,294

Cash	4,329,857

Interest and other receivables	12,348,355

Receivable for shares of the fund sold	5,786,218

Receivable for investments sold	5,704,237

Receivable for sales of delayed delivery securities (Notes 1, 7 and 8)	69,702

Unrealized appreciation on swap contracts (Note 1)	611,651

Unrealized appreciation on forward currency contracts (Note 1)	97,181

Receivable for receivable purchase agreement (Note 2)	1,282,159

Premium paid on swap contracts (Note 1)	179,297

Total assets	631,646,958

LIABILITIES

Payable for investments purchased	15,318,829

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	92,793

Payable for shares of the fund repurchased	951,839

Payable for compensation of Manager (Note 2)	757,353

Payable for investor servicing fees (Note 2)	93,375

Payable for custodian fees (Note 2)	7,583

Payable for Trustee compensation and expenses (Note 2)	184,702

Payable for administrative services (Note 2)	2,290

Payable for distribution fees (Note 2)	235,396

Unrealized depreciation on forward currency contracts (Note 1)	381,839

Unrealized depreciation on swap contracts (Note 1)	406,880

Collateral on certain derivative contracts, at value (Note 1)	572,512

Other accrued expenses	119,299

Total liabilities	19,124,690

Net assets	$612,522,268

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,561,131,502

Undistributed net investment income (Note 1)	2,346,385

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(865,707,635)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(85,247,984)

Total — Representing net assets applicable to capital shares outstanding	$612,522,268

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($385,551,849 divided by 79,119,478 shares)	$4.87

Offering price per class A share (100/96.00 of $4.87)*	$5.07

Net asset value and offering price per class B share ($7,822,996 divided by 1,630,848 shares)**	$4.80

Net asset value and offering price per class C share ($5,379,391 divided by 1,123,402 shares)**	$4.79

Net asset value and redemption price per class M share
($173,086,577 divided by 35,482,323 shares)	$4.88

Offering price per class M share (100/96.75 of $4.88)***	$5.04

Net asset value, offering price and redemption price per class R share
($2,848,348 divided by 583,972 shares)	$4.88

Net asset value, offering price and redemption price per class Y share
($37,833,107 divided by 7,563,035 shares)	$5.00

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/09 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $12,695 from investments in affiliated issuers) (Note 6)	$26,328,637

Total investment income	26,328,637

EXPENSES

Compensation of Manager (Note 2)	1,830,854

Investor servicing fees (Note 2)	527,830

Custodian fees (Note 2)	8,637

Trustee compensation and expenses (Note 2)	24,485

Administrative services (Note 2)	18,973

Distribution fees — Class A (Note 2)	402,036

Distribution fees — Class B (Note 2)	34,254

Distribution fees — Class C (Note 2)	20,283

Distribution fees — Class M (Note 2)	402,300

Distribution fees — Class R (Note 2)	4,053

Other	280,483

Fees waived and reimbursed by Manager (Note 2)	(348,511)

Total expenses	3,205,677

Expense reduction (Note 2)	(2,754)

Net expenses	3,202,923

Net investment income	23,125,714

Net realized loss on investments (Notes 1 and 3)	(56,858,799)

Net realized loss on swap contracts (Note 1)	(176,805)

Net realized gain on foreign currency transactions (Note 1)	343,928

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(830,383)

Net unrealized appreciation of investments and swap contracts during the period	163,239,808

Net gain on investments	105,717,749

Net increase in net assets resulting from operations	$128,843,463

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/09*	Year ended 11/30/08

Operations:
Net investment income	$23,125,714	$50,083,426

Net realized loss on investments and foreign currency transactions	(56,691,676)	(23,912,595)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	162,409,425	(219,923,776)

Net increase (decrease) in net assets resulting from operations	128,843,463	(193,752,945)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,911,894)	(30,111,585)

Class B	(338,751)	(699,500)

Class C	(186,096)	(59,660)

Class M	(8,288,700)	(18,631,132)

Class R	(82,243)	(15,384)

Class Y	(1,814,765)	(3,458,029)

Redemption fees (Note 1)	30,610	36,189

Increase from capital share transactions (Note 4)	22,267,103	23,515,661

Total increase (decrease) in net assets	123,518,727	(223,176,385)

NET ASSETS

Beginning of period	489,003,541	712,179,926

End of period (including undistributed net investment
income of $2,346,385 and $6,843,120, respectively)	$612,522,268	$489,003,541

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,	Net	and unrealized	Total from				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	investment	gain (loss) on	investment	From net	Total	Redemption	value, end of	at net asset	end of period	net assets	to average net	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	investment income	distributions	fees [c]	period	value (%) [d]	(in thousands)	(%) [b,e]	assets (%) [b]	turnover (%)

Class A
May 31, 2009 **	$4.05	.19	.86	1.05	(.23)	(.23)	—	$4.87	26.82 *	$385,552	.57 *	4.41 *	21.72 *
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	4.05	(27.33)	292,694	1.10	7.63	33.57
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	6.05	4.50	373,890	1.08	7.04	47.50
November 30, 2006	5.97	.45 [f]	.22	.67	(.42)	(.42)	—	6.22	11.71	433,782	1.04 [f]	7.41 [f]	45.62
November 30, 2005	6.16	.43	(.21)	.22	(.41)	(.41)	—	5.97	3.67	440,780	1.04	7.07	33.37
November 30, 2004	5.88	.43	.29	.72	(.44)	(.44)	—	6.16	12.72	484,372	1.07	7.22	53.33

Class B
May 31, 2009 **	$3.99	.17	.86	1.03	(.22)	(.22)	—	$4.80	26.54 *	$7,823	.94 *	4.03 *	21.72 *
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	3.99	(27.84)	6,036	1.85	6.86	33.57
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	5.96	3.58	11,407	1.83	6.29	47.50
November 30, 2006	5.89	.39 [f]	.23	.62	(.37)	(.37)	—	6.14	10.98	16,530	1.79 [f]	6.69 [f]	45.62
November 30, 2005	6.08	.38	(.21)	.17	(.36)	(.36)	—	5.89	2.91	46,602	1.79	6.30	33.37
November 30, 2004	5.81	.38	.28	.66	(.39)	(.39)	—	6.08	11.84	123,263	1.82	6.50	53.33

Class C
May 31, 2009 **	$3.98	.17	.86	1.03	(.22)	(.22)	—	$4.79	26.66 *	$5,379	.94 *	3.89 *	21.72 *
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	3.98	(27.87)	684	1.85	6.78	33.57
November 30, 2007 †	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	5.95	(1.11) *	776	1.23 *	4.29 *	47.50

Class M
May 31, 2009 **	$4.05	.19	.86	1.05	(.22)	(.22)	—	$4.88	26.90 *	$173,087	.69 *	4.30 *	21.72 *
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.50)	155,249	1.35	7.36	33.57
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	6.05	4.11	275,959	1.33	6.79	47.50
November 30, 2006	5.98	.43 [f]	.23	.66	(.41)	(.41)	—	6.23	11.47	349,881	1.29 [f]	7.17 [f]	45.62
November 30, 2005	6.17	.41	(.20)	.21	(.40)	(.40)	—	5.98	3.46	430,521	1.29	6.82	33.37
November 30, 2004	5.89	.42	.29	.71	(.43)	(.43)	—	6.17	12.47	573,455	1.32	6.98	53.33

Class R
May 31, 2009 **	$4.05	.18	.88	1.06	(.23)	(.23)	—	$4.88	26.96 *	$2,848	.69 *	4.18 *	21.72 *
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.46)	680	1.35	8.31	33.57
November 30, 2007 †	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	6.05	(.57) *	1	.89 *	4.62 *	47.50

Class Y
May 31, 2009 **	$4.15	.20	.89	1.09	(.24)	(.24)	—	$5.00	27.07 *	$37,833	.44 *	4.57 *	21.72 *
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	4.15	(27.21)	33,660.85		7.94	33.57
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	6.19	4.78	50,146.83		7.27	47.50
November 30, 2006	6.08	.47 [f]	.23	.70	(.43)	(.43)	—	6.35	12.05	9,925	.79 [f]	7.63 [f]	45.62
November 30, 2005	6.27	.45	(.22)	.23	(.42)	(.42)	—	6.08	3.80	20,411.79		7.31	33.37
November 30, 2004	5.97	.45	.30	.75	(.45)	(.45)	—	6.27	13.09	26,684.82		7.46	53.33

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

**Unaudited.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to May 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2009	0.07%

November 30, 2008	0.02

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At May 31, 2009, the fund had net unrealized losses of $602,866 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $249,550.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At November 30, 2008, the fund had a capital loss carryover of $804,765,169 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$265,227,969	November 30, 2009

309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

The aggregate identified cost on a tax basis is $687,727,810, resulting in gross unrealized appreciation and depreciation of $18,390,026 and $104,879,535, respectively, or net unrealized depreciation of $86,489,509.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the six months ended May 31, 2009, Putnam Management waived $348,511 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $4,975,120 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within Receivable for investments sold. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreements will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended May 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2009, the fund’s expenses were reduced by $2,754 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $523, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,175 and $241 from the sale of class A and class M shares, respectively, and received $3,401 and $23 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $141,452,898 and $107,028,147, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/09		Year ended 11/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	16,105,799	$70,623,568	27,260,133	$154,948,900

Shares issued in connection with	3,018,916	13,018,566	4,011,079	21,807,632
reinvestment of distributions

	19,124,715	83,642,134	31,271,212	176,756,532

Shares repurchased	(12,312,296)	(52,664,405)	(20,811,101)	(112,787,499)

Net increase	6,812,419	$30,977,729	10,460,111	$63,969,033

	Six months ended 5/31/09		Year ended 11/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	617,309	$2,639,864	461,800	$2,543,879

Shares issued in connection with	49,896	211,651	78,751	427,580
reinvestment of distributions

	667,205	2,851,515	540,551	2,971,459

Shares repurchased	(549,319)	(2,370,126)	(941,326)	(5,139,601)

Net increase (decrease)	117,886	$481,389	(400,775)	$(2,168,142)

	Six months ended 5/31/09		Year ended 11/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,321,433	$5,612,493	312,222	$1,698,873

Shares issued in connection with	37,446	161,720	9,330	50,490
reinvestment of distributions

	1,358,879	5,774,213	321,552	1,749,363

Shares repurchased	(407,185)	(1,869,971)	(280,234)	(1,587,892)

Net increase	951,694	$3,904,242	41,318	$161,471

	Six months ended 5/31/09		Year ended 11/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	293,082	$1,231,438	1,526,458	$8,511,796

Shares issued in connection with	36,805	158,506	60,255	331,789
reinvestment of distributions

	329,887	1,389,944	1,586,713	8,843,585

Shares repurchased	(3,163,130)	(13,780,681)	(8,871,387)	(48,682,080)

Net decrease	(2,833,243)	$(12,390,737)	(7,284,674)	$(39,838,495)

	Six months ended 5/31/09		Year ended 11/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	612,824	$2,714,468	195,256	$1,022,712

Shares issued in connection with	18,720	82,243	3,262	15,384
reinvestment of distributions

	631,544	2,796,711	198,518	1,038,096

Shares repurchased	(215,286)	(929,727)	(31,046)	(158,199)

Net increase	416,258	$1,866,984	167,472	$879,897

	Six months ended 5/31/09		Year ended 11/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,766,522	$25,513,744	6,494,344	$37,360,347

Shares issued in connection with	413,664	1,814,765	619,059	3,458,029
reinvestment of distributions

	6,180,186	27,328,509	7,113,403	40,818,376

Shares repurchased	(6,724,564)	(29,901,013)	(7,113,250)	(40,306,479)

Net increase (decrease)	(544,378)	$(2,572,504)	153	$511,897

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of May 31, 2009:

	Asset derivatives 2009		Liability derivatives 2009

Derivatives not accounted	Balance		Balance
for as hedging instruments	sheet	Market	sheet	Market
under Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$97,181	Payables	$381,839

Credit contracts	Receivables	611,651	Payables	406,880

Total		$708,832		$788,719

The following is a summary of realized and unrealized gains or losses of derivative instruments on the statement of operations for the period ended May 31, 2009 (see Note 1).

Amount of realized gain (loss) on derivatives recognized in income

Derivatives not accounted	Forward
for as hedging instruments	Currency
under Statement 133	Contracts	Swaps	Total

Foreign exchange contracts	$329,482	$—	$329,482

Credit contracts	—	(176,805)	(176,805)

Total	$329,482	$(176,805)	$152,677

Change in unrealized appreciation or (depreciation) on derivatives recognized in income

Derivatives not accounted	Forward
for as hedging instruments	Currency
under Statement 133	Contracts	Swaps	Total

Foreign exchange contracts	$(849,960)	$—	($849,960)

Credit contracts	—	525,933	525,933

Total	$(849,960)	$525,933	$(324,027)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $12,695 for the six months ended May 31, 2009. During the six months ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $46,958,098 and $24,249,804, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of May 31, 2009, the fund had unfunded loan commitments of $22,988, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Bausch & Lomb, Inc.	$22,988

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncement

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 11: Market and credit risk

In the normal course of business, the fund trades finan-cial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank and	and Treasurer	Assistant Treasurer
Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson A. Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

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PUTNAM
INVESTMENTS

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SA032 256953 7/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2009